Sub-Adviser,Goldman Sachs Asset Management
Fund Name,MidCap Value Fund I
Issuer,Axalta Coating Systems Ltd Stock
Date of Purchase,11/12/2014
Underwriter From Whom Purchased,
Citigroup Global Markets Inc
Affiliated/Principal Underwriter of Syndicate,
"Goldman, Sachs & Co."
Purchase Price, $19.50
Aggregate % of Issue Purchased by the Firm,6.00% "Commission, Spread or Profit",0.975
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,10/07/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.84% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,10/07/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.42% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Dynegy Finance I, Inc. and
Dynegy Finance II, Inc. Notes"
Date of Purchase,10/10/2014
Underwriter From Whom Purchased,Morgan
Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.13% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Dynegy Finance I, Inc. and
Dynegy Finance II, Inc. Notes"
Date of Purchase,10/10/2014
Underwriter From Whom Purchased,
Morgan Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.63% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Dynegy Finance I, Inc. and
Dynegy Finance II, Inc. Notes"
Date of Purchase,10/10/2014
Underwriter From Whom Purchased,
Morgan Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.16% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Constellation Brands Inc. Notes
Date of Purchase,10/20/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.56% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,IHS Inc. Notes
Date of Purchase,10/21/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.24% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP and Tesoro
Logistics Finance Corp. Notes
Date of Purchase,10/22/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.71% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP and Tesoro
Logistics Finance Corp. Notes
Date of Purchase,10/22/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.66% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Jaguar Land Rover Automotive plc Notes
Date of Purchase,10/28/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.58% "Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Huntsman International LLC Notes
Date of Purchase,10/29/2014
Underwriter From Whom Purchased,Barclays Capital Inc Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.69% "Commission, Spread or Profit",0.0088
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Standard Pacific Corp. Notes
Date of Purchase,11/03/2014
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.95% "Commission, Spread or Profit",0.0113
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,General Motors Company Notes
Date of Purchase,11/04/2014
Underwriter From Whom Purchased,
Morgan Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $99.27
Aggregate % of Issue Purchased by the Firm,2.62% "Commission, Spread or Profit",0.0065
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,MSCI Inc. Notes
Date of Purchase,11/05/2014
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.46% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,NCL Corporation LTD Notes
Date of Purchase,11/05/2014
Underwriter From Whom Purchased,Barclays Capital Inc Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.21% "Commission, Spread or Profit",0.0175
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Avis Budget Car Rental, LLC and
Avis Budget Finance, Inc. Notes"
Date of Purchase,11/06/2014
Underwriter From Whom Purchased,Credit
Agricole Securities
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $99.63
Aggregate % of Issue Purchased by the Firm,11.13% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Omnicare Inc. Notes
Date of Purchase,11/06/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.63% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Omnicare Inc. Notes
Date of Purchase,11/06/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.53% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sealed Air Corporation Notes
Date of Purchase,11/07/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.84% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sealed Air Corporation
Date of Purchase,11/07/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.60% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,E*TRADE Financial Corporation
Date of Purchase,11/12/2014
Underwriter From Whom Purchased,
Morgan Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.96% "Commission, Spread or Profit",0.009
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Scientific Games International
Date of Purchase,11/14/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.49% "Commission, Spread or Profit",0.018
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Scientific Games International
Date of Purchase,11/14/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $89.87
Aggregate % of Issue Purchased by the Firm,1.76% "Commission, Spread or Profit",0.018
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Communications
Date of Purchase,11/17/2014
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,10.71% "Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Equinix Inc
Date of Purchase,11/17/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.33% "Commission, Spread or Profit",0.012
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Equinix Inc
Date of Purchase,11/17/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.45% "Commission, Spread or Profit",0.012
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Lennar Corporation
Date of Purchase,11/18/2014
Underwriter From Whom Purchased,"RBC Capital Markets, LLC" Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.53% "Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"MarkWest Energy Partners, L.P. and
MarkWest Energy Finance Corporation "
Date of Purchase,11/18/2014
Underwriter From Whom Purchased,Wells Fargo Advisors Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.76% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Owens-Brockway Glass Container Inc.
Date of Purchase,11/18/2014
Underwriter From Whom Purchased,Deutsche Bank Securities Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.65% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Owens-Brockway Glass Container Inc.
Date of Purchase,11/18/2014
Underwriter From Whom Purchased,Deutsche Bank Securities Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.50% "Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HD Supply Inc
Date of Purchase,11/19/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.45% "Commission, Spread or Profit", 0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,MGM Resorts International
Date of Purchase,11/20/2014
Underwriter From Whom Purchased,BofA Merrill Lynch Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,6.46% "Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"DIRECTV Holdings LLC and DIRECTV Financing Co., Inc" Date of Purchase,12/02/2014
Underwriter From Whom Purchased,
Morgan Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $99.31
Aggregate % of Issue Purchased by the Firm,1.72% "Commission, Spread or Profit",0.0045
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Unitymedia Hessen GmbH & Co. KG and
Unitymedia NRW GmbH
Date of Purchase,12/03/2014
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.42% "Commission, Spread or Profit",0.005
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cott Beverages Inc
Date of Purchase,12/04/2014
Underwriter From Whom Purchased,Barclays Capital Inc Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.93% "Commission, Spread or Profit",0.02
Fair & Reasonable Commission (Y/N) (1),Y